UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2023

Ascent Industries Co.
(Exact name of registrant as specified in its charter)

Delaware		0-19687		57-0426694
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification No.)

1400 16th Street,	Suite 270,
Oak Brook,	Illinois			60523
(Address of principal executive offices)				(Zip Code)
		(630)	884-9181
(Registrant's telephone number, including area code)

Inapplicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $1.00 per share	ACNT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)-(c) Chief Financial Officer

On April 17, 2023, Ascent Industries Co (“Ascent” or the “Company”) announced the appointment of William (“Bill”) Steckel, age 65, as Chief Financial Officer.

Mr. Steckel joined the Company on February 10, 2023, as EVP, Strategy & Operations. Mr. Steckel brings to Ascent more than two decades of extensive experience in operational finance, financial planning and analysis and treasury across a wide range of industries, as well as expertise in capital markets and M&A. Prior to joining Ascent, Mr. Steckel most recently served as Interim Chief Financial Officer of Zilliant, Inc., from February 2022 until February 2023. In his extensive career, Mr. Steckel also served as Chief Financial Officer of Great Kitchens (December 2020 – February 2022); Plasticard Locktech International (March 2020 – July 2020); Coastal Waste (May 2019- September 2019); and AVAD (July 2018 – May 2019).

Mr. Steckel will receive an annual base salary of $350,000 and will have the opportunity to earn bonus payments in amounts to be established by the Company from time to time and paid in accordance with the terms of the Company’s incentive and equity stock plans. The Company will make a one-time restricted stock grant to Mr. Steckel with a fair market value of $150,000 as of the date of grant, with one-half of such grant to vest on annual basis pro rata over the three years following the grant date and the remainder of such grant to vest based on the Company’s common stock achieving certain specified prices per share.

The Company confirms that (1) there is no family relationship between Mr. Steckel and any director or executive officer of the Company, (2) there was no arrangement or understanding between Mr. Steckel and any other person pursuant to which he was elected to his position with the Company, and (3) there is no transaction between Mr. Steckel and the Company that would require disclosure under Item 404(a) of Regulation S-K.

A press release announcing Mr. Steckel’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Steckel succeeds Aaron Tam, who resigned from his officer position with the Company, effective as of April 14, 2023.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release date April 17, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

ASCENT INDUSTRIES CO.

Dated: April 18, 2023	By: /s/ Christopher G. Hutter
Christopher G. Hutter
President and Chief Executive Officer